                                                                EXHIBIT 10


                             AMENDED AND RESTATED

                            SUB-ADVISORY AGREEMENT


     AGREEMENT, made as of the____ day of _________________________, 1995 by and
between TCW Funds Management, Inc., a California corporation (hereinafter called the "Investment Manager"), and TCW Asia Limited, a Hong Kong corporation (hereinafter called the "Sub-Adviser").

     WHEREAS, TCW Galileo Funds, Inc. (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the eleven current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the TCW Galileo Emerging Markets Fund and TCW Galileo Asia Pacific Equity Fund in the manner and on the terms and conditions hereinafter set forth (these Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

     WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to assist the Investment Manager in the management of the assets of a Sub-Advisory Portfolio in a manner consistent with its investment objective and policies; to assist the Investment Manager in the making of decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; and determining the securities to be purchased, acquired, sold or otherwise disposed of by a Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolios, as it shall deem necessary or appropriate. The Sub-Adviser agrees to furnish to or place at the disposal of the Sub-Advisory Portfolios and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other. Nothing in this Agreement shall require the Investment Manager to utilize the services of the Sub-Adviser with respect to any specific or minimum percentage of the assets of the Sub-Advisory Portfolio.

     In the Event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information, including investment policies and restrictions from time to time prescribed by the Directors of the Fund, relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives policies and restrictions from time to time prescribed by the Directors of the Fund.

     4. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services a the Sub-Adviser shall reasonably require in performing its duties hereunder.

     5. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors' or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operations unless otherwise explicitly provided herein.

     6. As compensation for the services performed by the Sub-Adviser with respect to a Sub-Advisory Portfolio, the Investment Manager shall pay the Sub-Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in the following table (subject to the limitation described below):

                                                     Annual Fee Rate
                                            (Expressed as a Percentage of Net Assets
                                            For Which  The Sub-Adviser Renders
         Sub-Advisory Portfolio               Investment Advisory Services
         ----------------------               ----------------------------

     TCW Galileo Emerging Markets Fund                     1.00%
     TCW Galileo Asia Pacific Equity Fund                  1.00%

     For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which the Sub-Adviser provides investment advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

     In the event that the aggregate compensation received by the Investment Manager from the Fund with respect to a Sub-Advisory Portfolio for any month is less than that specified above, the compensation payable by the Investment Manager to the Sub-Adviser with respect to the Sub-Advisory Portfolio shall be equal to that received by the Investment Manager. The compensation of the Sub-Adviser is a responsibility of the Investment Manager and not a responsibility of the Fund.

     7. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

     8. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

     9. This Agreement shall remain in effect until February 20, 1996 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, and the Sub-Adviser either by majority vote of the Directors of the Fund or , with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     10. This Agreement may be amended by the parties without the vote of consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

     11. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the

State of California, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first written in Los Angeles, California.


                                   TCW FUNDS MANAGEMENT, INC.

                                   By: __________________________

                                   Attest: _______________________

                                   TCW ASIA LIMITED

                                   By: __________________________

                                   By: __________________________

                                   Attest: _______________________


Accepted and agreed to as of the day
and year first above written:

TCW GALILEO FUNDS, INC.

By: _____________________________

Attest: __________________________

                  AMENDED AND RESTATED SUB-ADVISORY AGREEMENT


     AGREEMENT, made as of the ____ day of __________, 1995 by and between TCW Funds Management, Inc., a California corporation (hereinafter called the "Investment Manager"), and TCW London International, Limited, a California corporation (hereinafter called the "Sub-Adviser").

     WHEREAS, TCW Galileo Funds, Inc. (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the eleven current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

     WHEREAS, the Sub-Adviser is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of the Sub-Adviser to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

     WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the TCW Galileo Emerging Markets Fund in the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

     WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     i. Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to assist the Investment Manager in the management of the assets of the Sub-Advisory Portfolio in a manner consistent with its investment objective and policies; to assist the Investment Manager in the making of decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; and determining the securities to be purchased, acquired, sold or otherwise disposed of by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate. The Sub-Adviser agrees to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other. Nothing in this Agreement shall require the Investment Manager to utilize the services of the Sub-Adviser with respect to any specific or minimum percentage of the assets of the Sub-Advisory Portfolio.

     In the Event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

     ii. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such o The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund. The Sub-Adviser shall provide all account statements and performance or financial reports as required by United States securities laws. The Sub-Adviser acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

     iii. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information, including investment policies and restrictions from time to time prescribed by the Directors of the Fund, relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund. All instructions given by the Fund or Investment Manager to the Sub-Adviser shall be in writing and sent to the Sub-Adviser's principal office and shall take effect upon actual receipt by the Sub-Adviser.

     iv. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services a the Sub-Adviser shall reasonably require in performing its duties hereunder.

     v. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors' or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operations unless otherwise explicitly provided herein.

     vi. As compensation for the services performed by the Sub-Adviser with respect to a Sub-Advisory Portfolio, the Investment Manager shall pay the Sub-Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in the following table (subject to the limitation described below):


                                                  Annual Fee Rate
                                      (Expressed as a Percentage of Net Assets
                                       For Which The Sub-Adviser Renders
          Sub-Advisory Portfolio               Investment Advisory Services
          ----------------------               ----------------------------
     TCW Galileo Emerging Markets Fund                  1.00%

     For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which the Sub Adviser provides investment advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

     In the event that the aggregate compensation received by the Investment Manager from the Fund with respect to a Sub-Advisory Portfolio for any month is less than that specified above, the compensation payable by the Investment Manager to the Sub-Adviser with respect to the Sub-Advisory Portfolio shall be equal to that received by the Investment Manager. The Compensation of the Sub-Adviser is a responsibility of the Investment Manager and not a responsibility of the Fund.

     vii. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

     viii. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

     ix. This Agreement shall remain in effect until February 20, 1996 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, and the Sub-Adviser either by majority vote of the Directors of the Fund or , with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     x. This Agreement may be amended by the parties without the vote of consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

     xi. All formal complaints should, in the first instance, be made in writing to the Sub-Adviser's compliance officer at the Sub-Adviser's principal office. In addition, the Fund has a right to complain directly to IMRO.

     xii. A statement is available from the Sub-Adviser describing the Fund's rights to compensation, if any, in the event that the Sub-Adviser is unable to meet its liabilities.

     xiii. The Fund acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

     xiv. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     xv. The effective date of this Agreement shall be the day and year first written above.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first written in Los Angeles, California.

TCW FUNDS MANAGEMENT, INC.                  TCW LONDON INTERNATIONAL, LIMITED

By____________________________              By: _____________________________

Attest: ______________________              By_______________________________

                                            Attest___________________________

Accepted and agreed to as of the day and year first above written:

TCW GALILEO FUNDS, INC.

By: __________________________

Attest: ______________________